MESSAGE FROM THE PRESIDENT

Dear Shareholder:

The diabolical terrorist attacks on September 11, 2001 were both life-altering and complacency-shattering events. September 11 was the first time the continental United States was attacked since the War of 1812. Moreover, our country had not suffered so many casualties in a single day since the Civil War. In some respects 9/11 was even more devastating than Pearl Harbor. The surprise attack on Pearl Harbor sixty years ago resulted in 2,400 deaths, sixty-eight of which were civilians. The death toll on September 11 has exceeded 2,700, and the overwhelming majority were civilian fatalities.

To their detriment, the terrorists made many fatal miscalculations. They underestimated American unity, American resolve and its willingness to use tremendous firepower to flush out those responsible for the events of September
11. They also miscalculated the rewards, pressures and incentives placed on our coalition partners and others not only to stamp out terrorism wherever it is found, but also to avoid a global economic meltdown.

Well before September 11, the U. S. economy was showing signs of weakening. The economic cycle, which began over a decade earlier in March of 1991, reached its peak in both operating profit and GDP growth in the fourth quarter of 1999. The S&P 500(1), the Dow Jones Industrial Average(2) and the Nasdaq Composite Index(3) had all significantly dropped from their first quarter 2000 highs. From their highs through September 10, the S&P 500 had fallen more than 25%, the Dow Jones more than 18% and the technology-laden Nasdaq Composite had plunged more than 65%.

Not only had the "wealth effect" evaporated, but also capital expenditures especially those in the technology sector fell sharply, inventories were overstocked and unemployment was on the rise. Moreover, consumer debt was increasing, and export demand was slipping. Also, for the first time since 1973, all of our Group of Seven trading partners were experiencing economic weakness at the same time.

Assuming no further economic interruptions stemming from terrorist attacks, the excesses in our economy are undergoing a correction. Prior to the current slowdown, the United States had experienced nine recessions since World War II. The typical recession has lasted about eleven months, and the average recovery has lasted for over four and one-half years.

Through the upturns as well as the downturns in the market, from the technology frenzy of the late 1990's to the period immediately after 9/11 and the present, the M.S.B. Fund portfolio management team has not wavered from and has continued to adhere to the Fund's investment philosophy of creating shareholder value over time by investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time.

Although the S&P 500, the Dow Jones Industrial Average and the Nasdaq Composite declined 11.87%, 5.43% and 21.05%, respectively in 2001, the M.S.B. Fund fared better. For the one-, five- and ten-year periods ending December 31, 2001, the Fund's average annual returns were -3.73%, 12.76% and 13.74%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and distributions in the Fund, the investment would have grown to $591,745 by December 31, 2001.

Pinpointing when investor psychology will improve or when the economic recovery will begin in earnest is an obvious challenge. History confirms, however, that the stock market is a leading economic indicator and normally begins to recover when negative news is still in the headlines and the economic downturn is still in progress. In addition, during unsettling times, shrewd, long-term investors recognize that emotional investors often want out of the market at any price and do not differentiate between solid high quality companies and speculative issues when selling securities. Consequently, attractive long-term buying opportunities can arise for investors that incorporate solid investment principles in their security selection process. The M.S.B. Fund is poised to capitalize on such opportunities.

Sincerely,

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Value Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                               AVERAGE ANNUAL
                                TOTAL RETURN
                        -----------------------------
                           PERIODS ENDING 12/31/01
                        -----------------------------
                         1 Year    5 Years   10 Years
                         ------    -------   --------
M.S.B. Fund, Inc......   (3.73)%   12.76%     13.74%
Lipper Large
  Capitalization Value
  Funds Average.......   (6.66)%    8.45%     11.50%
Standard & Poor's 500
  Composite Stock
  Price Index.........  (11.87)%   10.70%     12.94%
Dow Jones Industrial
  Average.............   (5.43)%   11.04%     14.65%

 * Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Value Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1991 would have been worth $36,236 on December 31, 2001, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $33,735.

                               M.S.B. FUND, INC.

                            CUMULATIVE TOTAL RETURN
[LINE GRAPH]

                                                                          MSB FUND                             S&P
                                                                          --------                             ---
1991                                                                      10000.00                           10000.00
1992                                                                      11066.20                           10767.00
1993                                                                      13349.80                           11842.60
1994                                                                      13125.10                           11997.40
1995                                                                      16402.40                           16488.00
1996                                                                      19873.20                           20292.50
1997                                                                      25612.00                           27062.60
1998                                                                      33667.90                           34797.50
1999                                                                      35617.20                           42120.50
2000                                                                      37639.10                           38285.30
2001                                                                      36235.60                           33735.20

                               M.S.B. FUND, INC.

                            TOTAL RETURN COMPARISON

                                  [BAR GRAPH]

     The investment performance information presented above does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.
(2) The Dow Jones Industrial Average represents the average of 30 actively traded blue chip stocks on the New York Stock Exchange (NYSE).
(3) The Nasdaq composite index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depository Receipts.

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on December 31, 2001 was $18.78 versus $20.73 on December 31, 2000(1). Shareholders received per share distributions from short-term capital gains of $0.1011 and long-term capital gains of $1.0847 during the year. The Fund's total return for the one-year period ending December 31, 2001 was -3.73%. For comparison purposes, the one-year total return as of December 31, 2001 for the Lipper Large Capitalization Value Funds Average(2) was -6.68%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses, but does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

During the 10-year period beginning December 31, 1991 and ending December 31, 2001, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided an average annual total return of 13.74%. This is more than 2% per year ahead of the 10-year average annual total return of 11.50% for the Lipper Large Capitalization Value Funds Average.

This past year is certain to remain fresh in our memories for our lifetimes for obvious reasons. As the year began, the U.S. economy slowed to a crawl on the heels of the deflating technology bubble. According to government statistics our economy entered into recession in March 2001, the first in nearly 10 years. After the horrible events of September 11th, the economy stalled. These events may have accelerated the economic contraction that was already underway.

As was to be expected, the stock market declined significantly immediately following the attacks. However, after the Federal Reserve lowered short-term interest rates repeatedly and the threat of terrorism waned, the markets soon began to recover. The stock market ended the year above its level just prior to the attacks as investors began to anticipate future improvement in the economy.

The past two years have been very difficult for equity investors. This period marks the first time that the major market indices, namely the Standard & Poors 500 (S&P 500), the Dow Jones Industrial Average (DJIA) and the NASDAQ have recorded consecutive annual declines since 1973 and 1974. However, this was not the case for the M.S.B. Fund since it ended the year 2000 in positive territory. In fact, during the past two years the S&P 500, the DJIA and the NASDAQ have lost 20%, 10% and 52% of their value, respectively. Meanwhile, the M.S.B. Fund has gained nearly 2% during the same period.

We believe that the Fund's returns are directly attributable to our investment process(3). We have always adhered to a conservative investment philosophy focusing on companies that have the potential to deliver sustainable cash flow and earnings growth over time while being prudent regarding valuations. Our portfolio tends to be over-weighted with stocks in the consumer and industrial sectors as we have found that these are generally the areas that contain the type of companies we seek. During 2001, these sectors significantly outperformed the market averages.

As difficult economic and market conditions continued throughout 2001, investor enthusiasm for high-flying technology issues diminished in favor of companies with solid balance sheets and strong business fundamentals. The technology and telecommunications sectors, as well as the utilities sector, significantly underperformed the market averages during 2001. The Fund's investment discipline of selecting companies that are believed to have the potential for generating rising cash flow and earnings over time enabled it to avoid companies in sectors that fared badly during the year, enabling the Fund to significantly outperform the market averages.

During the past year, we continued our focus on large capitalization issues with strong fundamentals available at reasonable prices with the additions of Procter & Gamble, Sherwin Williams and State Street. We eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Clorox, Fannie Mae and Imagistics International (a spin-off of Pitney Bowes).

We continue to look for signs of improvement in the U.S. economy. However, we do not believe that our economy will resume the fast-paced growth of the past few years anytime soon. Sustainable growth companies, such as the ones in our portfolio, are very desirable in a slow growth economy. We believe that the M.S.B. Fund is well positioned, especially in view of our current economic outlook.

Footnote 1: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 2: The Lipper Large Capitalization Value Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Footnote 3: The Fund's portfolio composition is subject to change.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS 95.9%

  SHARES                                           VALUE
  ------                                           -----
             ADVERTISING 3.5%
70,000....   Interpublic Group of Cos.,
             Inc..............................  $ 2,067,800
             BANKS 2.5%
20,000....   M & T Bank Corp. ................    1,457,000
             BEVERAGES NON-ALCOHOLIC 4.8%
60,000....   Coca-Cola Co. ...................    2,829,000
             BUILDING PRODUCTS-RETAIL/
               WHOLESALE 6.3%
35,000....   Home Depot, Inc. ................    1,785,350
70,000....   Sherwin-Williams Co. ............    1,925,000
                                                -----------
                                                  3,710,350
             COMMERCIAL SERVICES 3.7%
45,000....   Cintas Corp. ....................    2,160,000
             COMPUTER SOFTWARE & SERVICES 8.1%
40,000....   Automatic Data Processing,
             Inc. ............................    2,356,000
35,000....   Microsoft Corp.*.................    2,318,750
                                                -----------
                                                  4,674,750
             CONSUMER NON-DURABLE 3.4%
25,000....   Procter & Gamble Co. ............    1,978,250
             DISTRIBUTOR-CONSUMER PRODUCTS
               4.0%
90,000....   Sysco Corp. .....................    2,359,800
             ELECTRICAL EQUIPMENT 3.9%
40,000....   Emerson Electric Co. ............    2,284,000
             ELECTRONICS & SEMICONDUCTORS 3.2%
60,000....   Intel Corp. .....................    1,887,000

COMMON STOCKS, CONTINUED


  SHARES                                           VALUE
  ------                                           -----
             FINANCIAL SERVICES 9.5%
55,000....   American Express Co. ............  $ 1,962,950
30,000....   Freddie Mac......................    1,962,000
30,000....   State Street Corp. ..............    1,567,500
                                                -----------
                                                  5,492,450
             FOOD PROCESSING 3.5%
40,000....   Wm. Wrigley Jr., Co. ............    2,054,800
             HEALTH CARE-DIVERSIFIED 5.5%
55,000....   Johnson & Johnson................    3,250,500
             HEALTH CARE-DRUGS 6.3%
35,000....   Abbott Laboratories..............    1,951,250
30,000....   Merck & Co., Inc. ...............    1,764,000
                                                -----------
                                                  3,715,250
             INSURANCE 6.4%
50........   Berkshire Hathaway, Inc.*........    3,780,000
             MANUFACTURING/DIVERSIFIED 3.5%
30,000....   Illinois Tool Works, Inc. .......    2,031,600
             OFFICE EQUIPMENT & SUPPLIES 3.2%
50,000....   Pitney Bowes, Inc. ..............    1,880,500
             PERSONAL CARE 2.8%
50,000....   Gillette Co. ....................    1,670,000
             PUBLISHING-NEWSPAPERS 4.0%
35,000....   Gannett Co., Inc. ...............    2,353,050
             RESTAURANTS 2.7%
    60,000   McDonald's Corp. ................    1,588,200
             RETAIL-GENERAL MERCHANDISE 3.9%
    40,000   Wal-Mart Stores, Inc. ...........    2,302,000

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS, CONTINUED


SHARES OR
PRINCIPAL
  AMOUNT                                           VALUE
---------                                          -----
             RETAIL-SPECIALTY STORES 1.2%
    50,000   Gap, Inc. .......................  $   697,000
                                                -----------
             Total Common Stocks
               (Cost $37,743,921).............   56,223,300
                                                -----------
            COMMERCIAL PAPER 4.2%
             FINANCIAL SERVICES 4.2%
$500,000...  American Express Credit,
               1.85%, 1/2/02..................      500,000
1,946,000..  Household Finance Corp.,
               1.63%, 1/2/02..................    1,946,000
                                                -----------
             Total Commercial Paper
               (Cost $2,446,000)..............    2,446,000
                                                -----------


                                                     VALUE
                                                     -----
             Total Investments
               (Cost $40,189,921) (a)...  100.1%  $58,669,300
             Liabilities in excess of
               other assets.............   (0.1)%     (35,390)
                                          -----   -----------
             Total Net Assets...........  100.0%  $58,633,910
                                          =====   ===========

 * Non-income producing security
(a) Cost for federal income tax purposes is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31, 2001
                                                              -----------------
ASSETS:
Investment in securities, at value (Cost $40,189,921).......     $58,669,300
Cash........................................................             803
Dividends and interest receivable...........................          36,092
Prepaid expenses............................................          31,487
                                                                 -----------
  Total assets..............................................      58,737,682
LIABILITIES:
Investment advisory fee payable.............................          32,480
Administration fee payable..................................             640
Accounting fee payable......................................             102
Transfer agent fee payable..................................           9,000
Accrued expenses payable....................................          61,550
                                                                 -----------
  Total liabilities.........................................         103,772
                                                                 -----------
NET ASSETS, applicable to 3,122,541 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........     $58,633,910
                                                                 ===========
NET ASSETS:
Capital.....................................................     $40,154,531
Unrealized appreciation from investments....................      18,479,379
                                                                 -----------
NET ASSETS..................................................     $58,633,910
                                                                 ===========
NET ASSET VALUE, offering and redemption price
  per share ($58,633,910/3,122,541 shares)..................     $     18.78
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                                                DECEMBER 31, 2001
                                                                -----------------
INVESTMENT INCOME:
  Dividends.................................................       $   667,042
  Interest..................................................            90,748
                                                                   -----------
     Total investment income................................           757,790
EXPENSES:
  Investment advisory.......................................           435,400
  Administration............................................            80,400
  Directors.................................................            87,048
  Transfer agent............................................            57,639
  Legal.....................................................            82,804
  Printing..................................................            42,295
  Insurance.................................................            15,716
  Audit.....................................................            30,100
  Custodian.................................................            27,630
  Registration..............................................            18,349
  Miscellaneous.............................................             5,000
                                                                   -----------
     Total expenses before voluntary fee reductions.........           882,381
     Expenses voluntarily reduced by Administrator..........           (22,347)
     Fees waived by Investment Adviser......................           (21,493)
                                                                   -----------
     Net expenses...........................................           838,541
                                                                   -----------
     Net investment loss....................................           (80,751)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............         3,593,692
Change in unrealized appreciation/depreciation from
  investments...............................................        (6,011,720)
                                                                   -----------
Net realized/unrealized losses from investments.............        (2,418,028)
                                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $(2,498,779)
                                                                   ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (80,751)   $    (4,656)
  Net realized gains from investments.......................    3,593,692      4,288,764
  Change in unrealized appreciation/depreciation from
     investments............................................   (6,011,720)    (1,123,016)
                                                              -----------    -----------
Change in net assets resulting from operations..............   (2,498,779)     3,161,092
Distributions to shareholders:
  Net realized gains from investment transactions...........   (3,512,941)    (4,454,062)
  Return of capital.........................................       (3,028)            --
                                                              -----------    -----------
Total distributions to shareholders.........................   (3,515,969)    (4,454,062)
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................      854,316     (2,567,575)
                                                              -----------    -----------
Change in net assets........................................   (5,160,432)    (3,860,545)
NET ASSETS:
  Beginning of year.........................................   63,794,342     67,654,887
                                                              -----------    -----------
  End of year...............................................  $58,633,910    $63,794,342
                                                              ===========    ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                  YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                    2001         2000       1999       1998       1997
                                                    ----         ----       ----       ----       ----
NET ASSET VALUE, beginning of year...............  $ 20.74      $ 21.09    $ 21.49    $ 17.73    $ 14.60
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)...................    (0.03)          --(2)    0.01       0.01       0.07
  Net realized and unrealized gains (losses) from
     investments.................................    (0.74)        1.18       1.20       5.55       4.10
                                                   -------      -------    -------    -------    -------
     Total from operations.......................    (0.77)        1.18       1.21       5.56       4.17
                                                   -------      -------    -------    -------    -------
DISTRIBUTIONS:
  From net investment income.....................       --           --      (0.01)     (0.01)     (0.07)
  From net realized gains on investments.........    (1.19)       (1.53)     (1.60)     (1.79)     (0.97)
  Return of capital..............................       --(3)        --         --         --         --
                                                   -------      -------    -------    -------    -------
     Total distributions.........................    (1.19)       (1.53)     (1.61)     (1.80)     (1.04)
                                                   -------      -------    -------    -------    -------
NET CHANGE IN NET ASSET VALUE PER SHARE..........    (1.96)       (0.35)     (0.40)      3.76       3.13
                                                   -------      -------    -------    -------    -------
NET ASSET VALUE, end of year.....................  $ 18.78      $ 20.74    $ 21.09    $ 21.49    $ 17.73
                                                   =======      =======    =======    =======    =======
Total return.....................................  (3.73)%        5.68%      5.79%     31.45%     28.88%
Ratio of net expenses to average net assets......    1.44%        1.31%      1.24%      1.32%      1.41%
Ratio of net investment income (loss) to average
  net assets.....................................  (0.14)%      (0.01)%      0.03%      0.02%      0.43%
Ratio of expenses to average net assets (1)......    1.52%        1.43%      1.26%      1.39%      1.55%
Portfolio turnover rate..........................      13%          15%        22%        32%        23%
NET ASSETS, end of year (000's)..................  $58,634      $63,794    $67,655    $65,824    $49,267

--------------------------------------------------------------------------------
(1) During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

(2) Net loss per share was less than $0.005.

(3) Distribution per share was less than $0.005.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964. The investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the discretion of the Fund's Board of Directors.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. The tax basis of distributions for 2001 and 2000 were as follows:

                                                                   2001          2000
                                                                   ----          ----
Ordinary income.............................................    $  296,707    $       --
Long-term capital gains.....................................     3,216,234     4,454,062
Return of capital...........................................         3,028            --
                                                                ----------    ----------
                                                                $3,515,969    $4,454,062
                                                                ==========    ==========

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President and Director of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in a waiver of the Investment Adviser's fees totaling $21,493 for the year ended December 31, 2001.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services, Ohio, a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a minimum monthly fee plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses. For the year ended December 31, 2001, the Administrator voluntarily reduced its fee by $22,347.

NOTE 3--CAPITAL STOCK

At December 31, 2001, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2001 and 2000, respectively, were as follows:

                                                                   SHARES             AMOUNT
                                                                   (000)              ($000)
                                                                ------------    ------------------
                                                                2001    2000     2001       2000
                                                                ----    ----     ----       ----
Shares sold.................................................      87     136    $ 1,666    $ 2,687
Shares issued in reinvestment of dividends..................     158     180      2,991      3,664
                                                                ----    ----    -------    -------
                                                                 245     316      4,657      6,351
Shares redeemed.............................................    (199)   (447)    (3,803)    (8,919)
                                                                ----    ----    -------    -------
Net increase/(decrease).....................................      46    (131)   $   854    $(2,568)
                                                                ====    ====    =======    =======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 2001, were $7,267,583 and $11,578,693 respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the taxable year ended December 31, 2001, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of M.S.B. Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of M.S.B. Fund, Inc. (a New York corporation), including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report thereon dated February 5, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M.S.B. Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio,
February 4, 2002

MANAGEMENT INFORMATION

INTERESTED DIRECTORS

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               AND OTHER DIRECTORSHIPS
---------------------            -----------------   --------------------   -----------------------------------------
JOSEPH R. FICALORA*              President and                 2            Chairman, President and Chief Executive
(Age 55)                         Director (2002)                            Officer of New York Community Bancorp
615 Merrick Avenue                                                          Inc., and President of Queens County
Westbury, NY 11590                                                          Savings Bank, one of its operating
                                                                            divisions. Mr. Ficalora also serves as a
                                                                            director of Institutional Investors
                                                                            Capital Appreciation Fund, Inc., an
                                                                            investment company registered under the
                                                                            Investment Company Act of 1940 for which
                                                                            Shay Assets Management, Inc. acts as
                                                                            investment adviser. Mr. Ficalora has
                                                                            served as President of the Fund since
                                                                            April 1997 and served as First Vice
                                                                            President of the Fund from March 1996 to
                                                                            April 1997.
MICHAEL J. GAGLIARDI*            First Vice                    1            Executive Vice President of Richmond
(Age 61)                         President and                              County Savings Bank (1999-2001) and
36 Pacific Street                Director (2002)                            President, Chief Executive Officer and a
Newark, NJ 07105                                                            director of Ironbound Bank located in
                                                                            Newark, NJ, and its holding company,
                                                                            Ironbound Bankcorp, NJ (1993-1999). Mr.
                                                                            Gagliardi has served as First Vice
                                                                            President of the Fund since April 1997.

--------------------------------------------------------------------------------

* This director is an "interested person" under the Investment Company Act of 1940 because he is an officer of the Fund.

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               AND OTHER DIRECTORSHIPS
---------------------            -----------------   --------------------   -----------------------------------------
RODGER D. SHAY**                 Vice President,               7            Chairman and the sole director of the
(Age 65)                         Assistant                                  Fund's investment adviser. Shay Assets
1000 Brickell Avenue             Secretary and                              Management, Inc., Chairman and the sole
Miami, FL 33131                  Director (2003)                            director of the Fund's distributor, Shay
                                                                            Financial Services, Inc., Chairman, sole
                                                                            director and President of Shay Investment
                                                                            Services, Inc., an enterprise which owns
                                                                            100% of Shay Assets Management, Inc., and
                                                                            Shay Financial Services, Inc. Chairman of
                                                                            Horizon Bank. Mr. Shay also is Chairman
                                                                            and a Director, Asset Management Fund and
                                                                            Vice President and Assistant Secretary of
                                                                            Institutional Investors Capital
                                                                            Appreciation Fund, Inc., for which Shay
                                                                            Assets Management, Inc., acts as
                                                                            investment adviser. He has previously
                                                                            served as Director, First Home Savings
                                                                            Bank, S.L.A. from 1990 to 1998.
NON-INTERESTED DIRECTORS
HARRY P. DOHERTY                 Director (2002)               2            Chairman and Chief Executive Officer and
(Age 59)***                                                                 as a director of Staten Island Bancorp,
15 Beach Street                                                             Inc., and Chairman and Chief Executive
Staten Island, NY 10304                                                     Officer of its principal subsidiary, SI
                                                                            Bank & Trust. Mr. Doherty also serves as
                                                                            a director and as President of
                                                                            Institutional Investors Capital
                                                                            Appreciation Fund, Inc.
DAVID FREER, Jr.                 Director (2004)               1            Executive Vice President and Director of
(Age 62)                                                                    Atlantic States Mortgage Corporation.
Greatview Lane
P.O. Box 732
Highland, NY 12528

DAVID F. HOLLAND                 Director (2003)               7            Chief Executive Officer and Chairman of
(Age 60)                                                                    the Board (since 1989) of Boston Federal
17 New England                                                              Savings Bank since 1989, and has been
  Executive Park                                                            Chairman and Chief Executive Officer of
Burlington, MA 01803                                                        its holding company, BostonFed Bancorp
                                                                            Inc. (since its inception in 1995). Mr.
                                                                            Holland also serves as a director of
                                                                            Asset Management Fund, an investment
                                                                            company registered under the Investment
                                                                            Company Act of 1940 for which Shay
                                                                            Assets Management, Inc. acts as
                                                                            investment adviser.

--------------------------------------------------------------------------------
** This director is an "interested person" under the Investment Company Act of 1940 because he is an officer of the Fund and holds certain positions with the Fund's Investment Adviser and Distributor and their affiliates.
*** America's Community Bankers, of which Mr. Doherty is a director, receives certain royalty and other payments from affiliates of the Fund's Investment Adviser.

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               AND OTHER DIRECTORSHIPS
---------------------            -----------------   --------------------   -----------------------------------------
TIMOTHY A. DEMPSEY               Director (2003)               2            Formerly Chairman of the Board and Chief
(Age 68)                                                                    Executive Officer of Warwick Community
18 Oakland Avenue                                                           Bancorp, Inc., and Chairman of the Board
Warwick, NY 10990-0591                                                      of its principal subsidiary, The Warwick
                                                                            Savings Bank. Mr. Dempsey also serves as
                                                                            a director of Institutional Investors
                                                                            Capital Appreciation Fund, Inc.

JOSEPH L. MANCINO                Director (2004)               2            President and Chief Executive Officer and
(Age 64)                                                                    Chairman of the Board of The Roslyn
1 Jericho Plaza                                                             Savings Bank and Vice Chairman, President
Jericho, NY 11753-8905                                                      & CEO of Roslyn Bancorp, Inc., the
                                                                            holding company for the Bank. Mr. Mancino
                                                                            also serves as a director and as
                                                                            Executive Vice President of Institutional
                                                                            Investors Capital Appreciation Fund, Inc.

WILLIAM A. MCKENNA, Jr.          Director (2004)               2            Mr. McKenna is Chairman of the Board and
(Age 65)                                                                    Chief Executive Officer of Ridgewood
71-02 Forest Avenue                                                         Savings Bank. Mr. McKenna also serves as
Ridgewood, NY 11385                                                         a director of Institutional Investors
                                                                            Capital Appreciation Fund, Inc., a
                                                                            director of Retirement Services Group
                                                                            Inc. and a trustee of RSI Trust, an
                                                                            investment company registered under the
                                                                            Investment Company Act of 1940.

OTHER OFFICERS
EDWARD E. SAMMONS, Jr.           Vice President and           NA            President of the Fund's investment
  (Age 62)                       Secretary                                  adviser, Shay Assets Management, Inc.,
  230 West Monroe Street                                                    Executive Vice President of the Fund's
  Chicago, IL 60606                                                         distributor, Shay Financial Services,
                                                                            Inc., Executive Vice President of Shay
                                                                            Investment Services, Inc., Mr. Sammons
                                                                            also serves as President and Treasurer of
                                                                            Asset Management Fund, a registered
                                                                            investment company; and as Vice President
                                                                            and Secretary of Institutional Investors
                                                                            Capital Appreciation Fund, Inc.;

JOHN J. McCABE                   Vice President               NA            Senior Vice President of Shay Assets
(Age 58)                                                                    Management, Inc. Mr. McCabe also serves
200 Park Avenue, 45th Floor                                                 as a Vice President of Institutional
New York, NY 10166                                                          Investors Capital Appreciation Fund, Inc.

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               AND OTHER DIRECTORSHIPS
---------------------            -----------------   --------------------   -----------------------------------------
MARK F. TRAUTMAN                 Vice President               NA            Vice President of Shay Assets Management,
(Age 36)                                                                    Inc., Portfolio Manager of the Fund. Mr.
200 Park Avenue, 45th Floor                                                 Trautman also serves as a Vice President
New York, NY 10166                                                          and Portfolio Manager for Institutional
                                                                            Investors Capital Appreciation Fund, Inc.

NINA JACKSON                     Treasurer                    NA            Vice President in the Financial Services
(Age 41)                                                                    Department at BISYS Fund Services, Inc.
3435 Stelzer Road, Suite 1000                                               (since 2000), and Staff Director of
Columbus, OH 43219                                                          Accounting for McDonald's Corporation
                                                                            from 1995 to 2000. Ms. Jackson also
                                                                            serves as Treasurer of Institutional
                                                                            Investors Capital Appreciation Fund,
                                                                            Inc., and of Asset Management Fund.

ALAINA V. METZ                   Assistant                    NA            Chief Administrative Officer of the Blue
(Age 35)                         Secretary                                  Sky Compliance Department at BISYS Fund
3435 Stelzer Road, Suite 1000                                               Services, Inc. Ms. Metz also serves as
Columbus, OH 43219                                                          Assistant Secretary of Institutional
                                                                            Investors Capital Appreciation Fund, Inc.
                                                                            and Asset Management Fund and as an
                                                                            officer to other mutual funds registered
                                                                            under the Investment Company Act of 1940
                                                                            that are clients of BISYS.

The total regular compensation paid to the directors and officers of the Fund for services during 2001 was $80,000. The Fund does not provide directors or officers with any special compensation. The Fund does not pay any remuneration to officers, except a $2,000 annual retainer to the President, which is included in the total compensation paid to the directors and officers of the Fund.

A current Statement of Additional Information ("SAI") which provides additional information about Fund directors is available without charge upon request. To obtain a copy of the current SAI, call 800-661-3938, or write to M.S.B. Fund, Inc., c/o Shay Financial Services, Inc., 230 West Monroe Street, Chicago, Illinois 60606, or send your request by e-mail to info@msbfund.com.

M.S.B. FUND, INC.
DECEMBER 31, 2001

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The annual Meeting of Shareholders of the M.S.B. Fund, Inc., was held on April 18, 2001, at which the shareholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of three directors to serve a term of office of three years each, and one director to serve a term of two years.

                                                              EXPIRATION OF TERM       FOR
                                                              ------------------    ----------
David Freer, Jr. ...........................................         2004            1,769,028
Joseph L. Mancino...........................................         2004            1,764,397
William A. McKenna, Jr. ....................................         2004            1,774,657
Rodger D. Shay..............................................         2003            1,771,862

In addition, Messrs. Timothy A. Dempsey, Harry P. Doherty, Joseph R. Ficalora, Michael J. Gagliardi, and David F. Holland continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 2001. The results of the voting for the proposal were 1,770,303 for, 11,768 against, and 20,893 abstaining.

                                     Notes

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President

Michael J. Gagliardi
First Vice President

Edward E. Sammons, Jr.
Vice President and Secretary

Rodger D. Shay
Vice President and Assistant
  Secretary

Mark F. Trautman
Vice President

John J. McCabe
Vice President

Nina Jackson
Treasurer

Alaina V. Metz
Assistant Secretary

BOARD OF DIRECTORS

Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
Joseph L. Mancino
William A. McKenna, Jr.
Rodger D. Shay

                                  M.S.B.
                                FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
1 Wall Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
Suite 2100
Huntington Center
41 South High Street
Columbus, OH 43215

This report is submitted for the general information of shareholders of the M.S.B. Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

                            [M.S.B. FUND, INC. LOGO]

                                 ANNUAL REPORT
                          .............................
                               December 31, 2001